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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 30, 2005


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


     DELAWARE                      1-11123                        36-3817266

 (State or other           (Commission File Number)                (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)


333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                                   60606

(Address of principal executive offices)                              (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 30, 2005, Nuveen Investments, Inc. ("Nuveen") entered into an Amendment to Award Agreements (the "Amendment") with Timothy R. Schwertfeger. The Amendment amends the definition of "Retirement" contained in all option award agreements and restricted stock award agreements between Nuveen and Mr. Schwertfeger under (i) Nuveen's Second Amendment and Restatement of The John Nuveen Company Equity Incentive Award Plan and (ii) the Nuveen Investments Inc. 2005 Equity Incentive Plan (together, the "Plans"). Retirement now means, with respect to the affected award agreements, Mr. Schwertfeger's normal retirement at 65 or his early retirement upon approval of the appropriate board committee. The revised definition of "Retirement" removes the concept of early retirement upon having reached that age, which, when added to the participant's years of service with Nuveen, is equal to or greater than 90.

         The foregoing summary of the Amendment is qualified in its entirety to the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 10.1 Amendment and Award Agreement effective as of December 30, 2005 between Nuveen Investments, Inc. and Timothy R. Schwertfeger.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUVEEN INVESTMENTS, INC.

Date: January 9, 2006                   By:   /s/ Alan G. Berkshire
                                           -----------------------------------
                                        Name:   Alan G. Berkshire
                                        Title:  Senior Vice President and
                                                General Counsel











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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                  DESCRIPTION

      Exhibit 10.1      Amendment and Award Agreement effective as of
                        December 30, 2005 between Nuveen Investments, Inc. and Timothy R. Schwertfeger.

















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